UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                        May 1, 2003                                                    033-30158-A
------------------------------------------------------------         ------------------------------------------------
     Date of Report (Date of earliest event reported)                            Commission File Number

                          XSTREAM BEVERAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          Nevada                                                        62-1386351
--------------------------------------------------------------        -----------------------------------------------
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification Number)

                4800 NW 15 Avenue, Bay A, Fort Lauderdale, Florida 33309
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)

                                     (954) 598-7997
--------------------------------------------------------------------------------
                  (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         Effective May 1, 2003 Xstream Beverage Group, Inc. through its wholly-owned subsidiary Beverage Network of Connecticut, Inc., acquired substantially all of the assets of Finish-Line Distributors, LLC. On June 3, 2003 Xstream Beverage filed a Report on Form 8-K regarding this acquisition. Attached are the audited balance sheets of Finish-Line Distributors, LLC as of May 1, 2003 and December 31, 2002 and 2001 and the related statements of operations, changes in members' deficiency and cash flows for the period from January 1, 2003 to May 1, 2003, and the years ended December 31, 2002 and 2001. Proforma financial information related to this transaction was included in Note 2 - Acquisitions of Xstream Beverage's financial statements for the year ended December 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2004                 XSTREAM BEVERAGE GROUP, INC.


                                     By:      /s/  Jerry Pearring
                                              ----------------------------------
                                              Jerry Pearring, President

                        FINISH LINE DISTRIBUTORS, L.L.C.

                              FINANCIAL STATEMENTS

                         FOR THE PERIOD JANUARY 1, 2003
                             THROUGH MAY 1, 2003 AND
                   THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                        Finish Line Distributors, L.L.C.


                                    Contents


                                                                       Page(s)
                                                                       -------
Independent Auditors' Report                                              1

Balance Sheets                                                            2

Statements of Operations                                                  3

Statements of Changes in Member' s Deficiency                             4

Statements of Cash Flows                                                  5

Notes to Financial Statements                                            6-11

                          Independent Auditors' Report


To the Board of Directors and Shareholders of:
Xstream Beverage Group, Inc.
Fort Lauderdale, Florida


We have audited the accompanying balance sheets of Finish Line Distributors, L.L.C. as of May 1, 2003 and December 31, 2002 and 2001 and the related statements of operations, changes in members' deficiency and cash flows for the period from January 1, 2003 to May 1, 2003, and the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Finish Line Distributors, L.L.C. as of May 1, 2003, and December 31, 2002 and 2001, and the results of its operations and its cash flows for the period from January 1, 2003 to May 1, 2003, and for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's net loss in 2001 of $43,725, net loss in 2002 of $10,857 and net loss in 2003 of $54,121, and its members' deficiency of $123,134 at May 1, 2003 raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is described in
Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





SALBERG & COMPANY, P.A.
Boca Raton, Florida
August 7, 2003

                        FINISH LINE DISTRIBUTORS, L.L.C.
                                 BALANCE SHEETS

                                                                   December 31,
                                             May 1, 2003       2002            2001
                                             -----------     ---------      ---------
ASSETS
   CURRENT ASSETS
     Cash                                     $     200      $      --      $      --
     Accounts receivable, net                    80,302         40,610         27,477
     Inventory                                  117,139         65,573         37,250
     Other current assets                        10,279          2,917          4,862
                                              ---------      ---------      ---------
        TOTAL CURRENT ASSETS                    207,920        109,100         69,589
                                              ---------      ---------      ---------

   PROPERTY AND EQUIPMENT, NET                   17,453         41,609         24,508
                                              ---------      ---------      ---------

TOTAL ASSETS                                  $ 225,373      $ 150,709      $  94,097
                                              =========      =========      =========


LIABILITIES AND MEMBERS' DEFICIENCY
   CURRENT LIABILITIES
     Accounts payable                         $ 208,540      $  53,695      $  34,661
     Cash overdraft                               8,399         23,047            152
     Accrued expenses                            11,247         13,057          7,466
     Loans                                       49,018         43,622         44,503
                                              ---------      ---------      ---------
   TOTAL CURRENT LIABILITIES                    277,204        133,421         86,782
                                              ---------      ---------      ---------

   LOANS                                         71,303         77,803         35,744
                                              ---------      ---------      ---------

   TOTAL LIABILITIES                            348,507        211,224        122,526
                                              ---------      ---------      ---------

   MEMBERS' DEFICIENCY
     Members' interest                            6,179         14,677         35,906
     Accumulated deficit                       (129,313)       (75,192)       (64,335)
                                              ---------      ---------      ---------
   TOTAL MEMBERS' DEFICIENCY                   (123,134)       (60,515)       (28,429)
                                              ---------      ---------      ---------

TOTAL LIABILITIES AND MEMBERS' DEFICIENCY     $ 225,373      $ 150,709      $  94,097
                                              =========      =========      =========

                 See accompanying notes to financial statements

                        FINISH LINE DISTRIBUTORS, L.L.C.
                            STATEMENTS OF OPERATIONS

                                                          For the
                                                        Period From
                                                     January 1, 2003 to          Year Ended December 31,
                                                        May 1, 2003             2002                  2001
                                                     -------------------     -----------           ---------
Sales                                                    $ 647,447           $ 1,796,563           $ 868,467

Cost of Goods Sold                                         500,213             1,310,394             601,861
                                                         ---------           -----------           ---------

Gross Profit                                               147,234               486,169             266,606
                                                         ---------           -----------           ---------

OPERATING EXPENSES
    Marketing and Sales
       Contract labor                                        5,050                15,062               1,336
       Other marketing and sales                             7,321                 1,664              10,021
                                                         ---------           -----------           ---------
          Total Marketing and Sales                         12,371                16,726              11,357
                                                         ---------           -----------           ---------

    Warehouse and Delivery
       Rent                                                  2,500                12,500               9,350
       Other warehouse and delivery expenses                 7,771                 9,936              17,567
                                                         ---------           -----------           ---------
          Total Warehouse and delivery expenses             10,271                22,436              26,917
                                                         ---------           -----------           ---------

    General and Administrative
       Payroll                                             107,828               259,109             131,788
       Professional fees                                     1,288                 1,190               1,365
       Bad debts                                             3,783                    --               1,333
       Other general and administrative                     57,185               177,065             132,428
                                                         ---------           -----------           ---------
          Total General and Administrative                 170,084               437,364             266,914
                                                         ---------           -----------           ---------

TOTAL OPERATING EXPENSES                                   192,726               476,526             305,188
                                                         ---------           -----------           ---------

Income (Loss) from Operations                              (45,492)                9,643             (38,582)
                                                         ---------           -----------           ---------

OTHER EXPENSES
    Other expenses                                          (6,436)               (6,363)                 --
Interest expense                                            (2,193)              (14,137)             (5,143)
                                                         ---------           -----------           ---------
TOTAL OTHER INCOME (EXPENSE), NET                           (8,629)              (20,500)             (5,143)
                                                         ---------           -----------           ---------

NET LOSS                                                 $ (54,121)          $   (10,857)          $ (43,725)
                                                         =========           ===========           =========

NET LOSS PER SHARE - BASIC AND DILUTED                   $  (2,165)          $      (434)          $  (1,749)
                                                         =========           ===========           =========

Weighted average number of shares outstanding
          during the year - basic and diluted                   25                    25                  25
                                                         =========           ===========           =========

                 See accompanying notes to financial statements

                        FINISH LINE DISTRIBUTORS, L.L.C.
                  STATEMENT OF CHANGES IN MEMBERS' DEFICIENCY
             FOR THE PERIOD FROM JANUARY 1, 2003 TO MAY 1, 2003 AND
                              FOR THE YEARS ENDED
                           DECEMBER 31, 2002 AND 2001

                                       Members'          Accumulated
                                       Interest            Deficit              Total
                                       --------          -----------          ---------
Balance, December 31, 2000             $  9,000           $ (20,610)          $ (11,610)

     Members' investment                 26,906                  --              26,906

        Net loss, 2001                       --             (43,725)            (43,725)
                                       --------           ---------           ---------

Balance, December 31, 2001               35,906             (64,335)            (28,429)

     Members' draw                      (21,229)                 --             (21,229)

        Net loss, 2002                       --             (10,857)            (10,857)
                                       --------           ---------           ---------

Balance, December 31, 2002               14,677             (75,192)            (60,515)

     Members' draw                       (8,498)                 --              (8,498)

        Net loss, May 1, 2003                --             (54,121)            (54,121)
                                       --------           ---------           ---------

BALANCE, MAY 1, 2003                   $  6,179           $(129,313)          $(123,134)
                                       ========           =========           =========

                 See accompanying notes to financial statements

                        FINISH LINE DISTRIBUTORS, L.L.C.
                            STATEMENTS OF CASH FLOWS

                                                                             For the
                                                                           Period from
                                                                        January 1, 2003 to        Year Ended December 31,
                                                                           May 1, 2003            2002               2001
                                                                        ------------------      --------           --------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                $ (54,121)          $(10,857)          $(43,725)
    Adjustments to reconcile net loss to net cash provided by
      (used in) operating activities:
         Depreciation                                                           6,000             14,203              4,853
         Bad debt                                                               3,783                 --              1,333
    Changes in operating assets and liabilities:
      (Increase) decrease in:
         Accounts receivable                                                  (43,475)           (13,133)           (24,141)
         Inventory                                                            (51,566)           (28,323)           (12,333)
         Other assets                                                          (7,362)             1,945             (4,862)
      Increase (decrease) in:
         Accounts payable                                                     154,845             19,034             24,909
         Accrued expenses                                                      (1,810)             5,591            (18,448)
                                                                            ---------           --------           --------
            NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                 6,294            (11,540)           (72,414)
                                                                            ---------           --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition (proceeds from disposal) of property and equipment             18,156            (31,304)           (20,519)
                                                                            ---------           --------           --------
            NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                18,156            (31,304)           (20,519)
                                                                            ---------           --------           --------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash overdraft (repayment)                                                (14,648)            22,895                152
    Proceeds (Draws) from members' interest                                    (8,498)           (21,229)            26,906
    Proceeds from working capital loan                                         (1,104)            41,178             51,982
                                                                            ---------           --------           --------
            NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES               (24,250)            42,844             79,040
                                                                            ---------           --------           --------

Net Increase (Decrease) in Cash                                                   200                 --            (13,893)

Cash at Beginning of Period                                                        --                 --             13,893
                                                                            ---------           --------           --------

CASH AT END OF PERIOD                                                       $     200           $     --           $     --
                                                                            =========           ========           ========

                 See accompanying notes to financial statements

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (A) ORGANIZATION AND NATURE OF BUSINESS

         In April 2003, Beverage Network of Connecticut, Inc. was incorporated in Connecticut and acquired the assets and operations of Finish Line Distributors, L.L.C. (the "Company") on May 1, 2003. The Company, with principal offices in Connecticut, is a distributor to the Connecticut market of beverage products consisting primarily of water, juices, and ready to drink teas.

         (B) CASH AND CASH EQUIVALENTS

         For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (C) ACCOUNTS RECEIVABLE

         Accounts receivable result from the sale of the Company's products and is reported at anticipated realizable value. The Company estimates its allowance for doubtful accounts based on a specific identification basis and additional allowances as needed based upon historical collections experience. Accounts receivable is considered past due if payment has not been received from the customer within thirty days and management reviews the customer accounts on a routine basis to determine if an account should be written off.

         (D) PROPERTY AND EQUIPMENT, NET

         Property and Equipment is stated at cost and depreciation is computed using the straight-line method over the estimated economic useful life of 5 to 7 years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

         (E) LONG-LIVED ASSETS

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.

         (F) REVENUE RECOGNITION

         The Company recognizes revenue upon acceptance of delivery of its product by its customers at agreed prices. Based on market conditions, the Company or its suppliers may choose to promote certain brands by offering free product or case volume discounts. The cost of any supplier sponsored promotion is recoverable in whole or in part from the supplier. The Company follows the guidance of Emerging Issues Task Force (EITF) Issue 01-9 "Accounting for Consideration Given by a Vendor to a Customer". Accordingly, the Company does not recognize revenue on free promotional product or discounts. Further, the Company recognizes

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

         as a cost of sale, the cost of free promotional product net of any available chargebacks to the suppliers.

         (G) INCOME TAXES

         The Company has elected under the Internal Revenue Code to be taxed as a partnership. In lieu of Corporation income taxes, members of a Limited Liability Company are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements.

         (H) NET LOSS PER COMMON SHARE

         Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. For 2003, 2002 and 2001, diluted loss per share is the same as basic loss per share since there are no options or common stock equivalents outstanding.

         (I) USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates of the Company include the allowance for doubtful accounts and the valuation allowance on deferred tax assets.

         (J) FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The fair carrying amount reported in the balance sheets of cash, receivables, accounts payable and accrued liabilities, and lines of credit approximate fair value due to the relatively short-term maturity of these instruments.

         (K) CONCENTRATION OF CREDIT RISK AND OTHER CONCENTRATIONS

         Accounts receivable potentially subject the Company to concentration of credit risk. The Company's customer base is sufficiently diversified to

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

         mitigate any significant concentration of credit risk. The Company generally provides an allowance for potential credit losses with respect to accounts receivable collections.

         The Company concentrates its customer base in the Connecticut region of the United States and may therefore be subject to economic fluctuations that may affect that region.

         (L) RECENT ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board has recently issued several new accounting pronouncements, which may apply, to the Company.

         In May 2003, the FASB issued SFAS No. 149; Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149") which provides for certain changes in the accounting treatment of derivative contracts. SFAS 149 is effective for contracts entered into or modified after June 30, 2003, except for certain provisions that relate to SFAS No. 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, which should continue to be applied in accordance with their respective effective dates. The guidance should be applied prospectively. The adoption of SFAS 149 did not have a material impact on the Company's financial position, results of operations or liquidity.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity ("SFAS 150"). This new statement changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that those instruments be classified as liabilities in balance sheets. Most of the guidance in SFAS 150 is effective for all financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial position, results of operations or liquidity.

         In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity's product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements of FIN 45 are effective for the Company for financial statements of interim periods beginning July 1, 2003. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

         In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), as amended by FIN46(R), which represents an interpretation of Accounting Research Bulletin No. 51 ("ARB 51"), "Consolidated Financial Statements". ARB 51 requires that a Company's financial statements include subsidiaries in

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

         which the Company has a controlling financial interest. That requirement usually has been applied to subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as "variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. FIN 46 provides guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. As amended by FIN 46(R), this interpretation is effective by the end of the first reporting period ending after December 15, 2003 for small business issuers that have special purpose entities and after December 15, 2004 for all other types of variable interest entities. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

                                                                   December 31,
                                                            --------------------------
                                       May 1, 2003            2002              2001
                                       -----------          --------           -------
Accounts receivable                      $ 90,643           $ 50,093           $27,477
Allowance for doubtful accounts           (10,341)            (9,483)               --
                                         --------           --------           -------
                                         $ 80,302           $ 40,610           $27,477
                                         ========           ========           =======

Bad debt expense was $3,783, $-0- and $1,333 for the period from January 1, 2003 to May 1, 2003, the years ended December 31, 2002 and December 31, 2001, respectively.

NOTE 3 - INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method. The Company had $117,139, $65,573, and $37,250 consisting primarily of resalable product as of May 1, 2003, December 31, 2002, and December 31, 2001 respectively.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and Equipment consists of the following:

                                                                   December 31,
                                                           ---------------------------
                                      May 1, 2003            2002               2001
                                      -----------          --------           --------
Cooler                                  $  6,083           $ 24,583           $     --
Delivery Truck                            31,875             31,875             26,875
Office Equipment                           2,972              2,853              1,132
Warehouse Equipment                        6,726              6,501              6,501
                                        --------           --------           --------
   Total                                  47,656             65,812             34,508
Less accumulated depreciation            (30,203)           (24,203)           (10,000)
                                        --------           --------           --------
   Property and equipment, net          $ 17,453           $ 41,609           $ 24,508
                                        ========           ========           ========

Depreciation expense was $6,000, $14,203 and $4,853 for the period from January 1, 2003 to May 1, 2003, and for the years ended December 31, 2002 and 2001, respectively.

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

NOTE 5  - LOANS

Loans consist of the following:

                                                                                                December 31,
                                                                                        ----------------------------
                                                                   May 1, 2003             2002               2001
                                                                   -----------          ---------           --------
Equipment term loan, 10.5% interest                                 $      --           $      --           $  6,518
Bank line of credit, prime plus 2% interest, due on demand             49,018              43,622                 --
Bank line of credit                                                        --                  --             33,861
Truck term loan, 10.5% interest, due in 2005                            7,877              11,121             18,612
Bank term loan, prime plus 2%, due March 8, 2007                       63,426              66,682             21,256
                                                                    ---------           ---------           --------
                                                                      120,321             121,425             80,247
                                                                    ---------           ---------           --------
Less current portion                                                  (49,018)            (43,622)           (44,503)
                                                                    ---------           ---------           --------
                                                                    $  71,303           $  77,803           $ 35,744
                                                                    =========           =========           ========

NOTE 6 - COMMITMENTS AND CONTINGENCIES

         (A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

         On March 19, 2003, Xstream Beverage Group, Inc., a publicly held company, accepted a letter of intent from Finish-Line Distributors L.L.C. to acquire Finish Line's business, assets, and certain liabilities. The Company sold its assets for 800,000 shares of Xstream Beverage Group, Inc. common stock valued at $400,000 or $.50 per share and $150,000 in cash, consistent with the pricing of the Xstream's Private Placement Memorandum in circulation at the time. The transaction closing was effective at close of business on May 1, 2003.

         (B) OFFICE LEASE

         In 2001, the Company entered into a lease for office/warehouse space through March 31, 2003. During 2002, a portion of the net rent expense was shared with a sublessee through a sublease agreement calling for monthly rent of $2,500. Net rent expense during the period from January 1, 2003 to May 1, 2003 was $2,500. Rent expense in 2002 and 2001 was $12,500 and $9,350, respectively.

         (C) WAREHOUSING SERVICES

         From time to time, the Company agrees to store product for other distributors and suppliers based on agreed fees for warehousing services. Such fees are not material to operations.

NOTE 7 -  MEMBERS' DEFICIENCY

In March 2001, Finish Line Distributors, L.L.C. issued membership units to its members for a capital contribution of $9,000. Subsequent investments were $26,906 in 2001 and subsequent draws were $21,229 in 2002 and $8,498 in the period from January 1, to May 1, 2003, resulting in member interest of $6,179 at May 1, 2003.

                        FINISH LINE DISTRIBUTORS, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                   MAY 1, 2003 AND DECEMBER 31, 2002 AND 2001

NOTE 8 - GOING CONCERN

As reflected in the accompanying financial statements, the Company has a net loss in 2001 of $43,725, net loss of $10,857 in 2002 and a net loss from January 1, 2003 through May 1, 2003 of $54,121, and members' deficiency of $123,134. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

In May 2003, the Company was acquired by Xstream Beverage Group, Inc., a publicly traded company. Management believes the support provided by the new parent will allow the Company to continue as a going concern.